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             MONTHLY CERTIFICATEHOLDERS' STATEMENT

             CHEVY CHASE MASTER CREDIT CARD TRUST
                         SERIES 1995-1

        Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between Chevy
   Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase"), and
   Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust (the
   "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 17, 1997, and with respect to the performance of the Trust during the month of October, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement or the Series 1995-1 Supplement dated as of March 1, 1995 between
   Chevy Chase, as Seller and Servicer, and the Trustee (as amended and supplemented , the "Series Supplement".



        A)   Information Regarding Distributions to
             the Class A Certificateholders, per
             $1,000 original certificate principal amount.

             (1)   The total amount of the
             distribution to Class A
             Certificateholders, per $1,000

             original certificate principal amount           $      5.3395833

             (2)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class A
             Certificates, per $1,000 original
             certificate principal amount                    $      5.3395833

             (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal of the Class A
             Certificates, per $1,000 original
             certificate principal amount                    $      0.0000000

        B)   Class A Investor Charge Offs and
             Reimbursement of Charge Offs




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             (1)   The amount of Class A Investor
             Charge Offs                                     $      0.0000000

             (2)   The amount of Class A Investor
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate
             principal amount                                $      0.0000000

             (3)   The total amount reimbursed in
             respect of Class A Investor Charge Offs         $      0.0000000

             (4)   The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                    $      0.0000000

             (5)   The amount, if any, by which the
             outstanding principal balance of the
             Class A Certificates exceeds the Class
             A Invested Amount after giving effect
             to all transactions on such Distribution Date   $      0.0000000

        C)   Information Regarding Distributions to
             the Class B Certificateholders, per
             $1,000 original certificate principal amount.


             (1)   The total amount of the
             distribution to Class B
             Certificatedholders, per $1,000
             original certificate principal amount           $      5.4770834

             (2)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of interest on the Class B
             Certificates, per $1,000 original
             cerificate principal amount                     $      5.4770834

             (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal on the Class B
             Certificates, per $1,000 original
             cerificate principal amount                     $      0.0000000

        D)   Class B Investor Charge Offs and
             Reimbursement of Charge Offs

             (1)   The amount of Class B Investor
             Charge Offs                                     $      0.0000000

             (2)   The amount of Class B Investor
             Charge Offs set forth in paragraph 1
             above, per $1,000 original certificate
             principal amount                                $      0.0000000

             (3)   The total amount reimbursed in
             respect of Class B Investor Charge Offs         $      0.0000000

             (4)   The amount set forth in paragraph
             3 above, per $1,000 original
             certificate principal amount                    $      0.0000000




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             (5)   The amount, if any, by which the
             outstanding principal balance of the
             Class B Certificates exceeds the Class
             B Invested Amount after giving effect
             to all transactions on such
             Distribution Date                               $      0.0000000




                                          CHEVY CHASE BANK, F.S.B.,
                                            Servicer

                                          By  ________________________________
                                                    Mark  A. Holles
                                                     Vice President